SCHEDULE 14A
(Rule 14a - 101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                  1934 (Amendment No.          )

Filed by registrant [x]
Filed by a party other than the registrant [ ] Check the appropriate box: [ ] Preliminary proxy statement [x ] Definitive proxy statement [ ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  Benihana Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                  Benihana Inc.
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.

1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

-------------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount previously paid:

-------------------------------------------------------------------------------

2) Form, schedule or registration statement No.:

-------------------------------------------------------------------------------

3) Filing party:

-------------------------------------------------------------------------------

4) Date filed:

-------------------------------------------------------------------------------



           1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                                  BENIHANA INC.



                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS




Time                    10:00 a.m. on Thursday, August 16, 2001

Place                   Doral Hotel and Country Club
                        4400 N.W. 87th Avenue
                        Miami, Florida 33178

Purpose           1.   (For the holders of our Common Stock)
                        To elect three members of our Board of Directors for three-year terms.
                  2.   (For holders of our Class A Common Stock)
                        To elect one member of our Board of Directors for a one-year term.
                  3.   (For all stockholders)
                        To ratify the appointment of Deloitte Touche LLP as our independent accountants.

Record Date             You can vote if you were a stockholder of record at
                        the close of business on June 22, 2001.

Annual Report           A copy of our Annual Report to Stockholders for the
                        fiscal year ended April 1, 2001 is enclosed.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to be present, kindly complete, date and sign the enclosed forms of proxy with respect to all shares of Common Stock and Class A Common Stock which you may own and mail them promptly in the enclosed return envelope to assure that your shares of Common Stock and Class A Common Stock are represented. This may save the expense of further proxy solicitation. If you own shares of both the Common Stock and Class A Common Stock, you will receive two proxies, each of which must be dated, signed and returned as described above. If you do attend the Annual Meeting, you may revoke your prior proxy and vote your shares in person if you wish.

Dated:  July 13, 2001
                                        By Order of the Board of Directors




                                        Darwin C. Dornbush
                                        Secretary

                                  BENIHANA INC.
                           8685 Northwest 53rd Terrace
                              Miami, Florida 33166


                                 PROXY STATEMENT


                                    CONTENTS
                                    --------                               Page
                                                                           ----

ANNUAL MEETING INFORMATION                                                  1
           Who is entitled to vote?                                         1
           What am I voting on?                                             1
           How does the Board of Directors
                     recommend I vote on the proposals?                     1
           How do I vote?                                                   1
           What is a quorum?                                                2
           What vote is required to approve each item?                      2
           Who will count the vote?                                         2
           What are the deadlines for shareholder
                     proposals for next year's Annual Meeting?              2
           Who pays the expenses of this Proxy Statement?                   2
           May brokers vote without instruction?                            3

SECURITY OWNERSHIP OF CERTAIN
           BENEFICIAL OWNERS AND MANAGEMENT                                 3
           Common Stock                                                     4
           Class A Common Stock                                             5
           Beneficial Ownership Reporting Compliance                        7

ELECTION OF DIRECTORS                                                       7
           Committees; Meetings of the Board of Directors                   10
           Audit Committee Report                                           10
           Compensation Committee Interlocks
                     and Insider Participation                              11
           Report on Executive Compensation by the
                     Compensation Committee and Stock Option Committee      11
           Directors' Compensation                                          13

EXECUTIVE COMPENSATION                                                      14
           Summary Compensation Table                                       14
           STOCK OPTIONS                                                    15
                     Options Granted in Fiscal 2001                         16
           Aggregate Option Exercise in Fiscal 2001
                     and Fiscal Year End Option Values                      16
           Deferred Compensation Plans                                      17
           Incentive Plans                                                  17

PERFORMANCE GRAPH                                                           18

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                              19

RATIFICATION OF THE APPOINTMENT OF
           DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS                 19

ANNUAL REPORT                                                               20

FORM 10-K                                                                   20


CHARTER OF THE AUDIT COMMITTEE                                       Appendix A

                           ANNUAL MEETING INFORMATION



           Your proxies are solicited by the Board of Directors of Benihana Inc. for use at the Annual Meeting of Stockholders to be held at Doral Hotel & Country Club, 4400 N.W. 87th Avenue, Miami, Florida, 33178 at 10:00 a.m. on Thursday, August 16, 2001 and at any adjournment or adjournments thereof for the purposes set forth in the attached Notice of Meeting. This Proxy Statement and the forms of proxy are being mailed to stockholders on or about July 13, 2001.


Who is entitled to vote?

Stockholders owning our Common Stock or Class A Stock on June 22,
2001, are entitled to vote at the Annual Meeting, or any postponement or adjournment of the meeting. Each holder of Common Stock has one vote per share, and each holder of Class A Stock has 1/10 of a vote per share, on all other matters to be voted on, other than on the election of directors, on which the two Classes vote separately. On June 22, 2001, there were 3,284,379 shares of Common Stock and 2,996,370 shares of our Class A Stock outstanding.


What am I vonting on?

        You will be asked to elect nominees to serve on the Board of Directors and to ratify the appointment of our independent accountants for the 2002 fiscal year. The Board of Directors is not aware of any other matters to be presented for action at the meeting. If any other matter requiring a vote of the shareholders should arise, the proxies will vote in accordance with their best judgment.


How does the Board of Directors recommend I vote on the proposals?

        The Board recommends a vote FOR each of the nominees and FOR the appointment of Deloitte & Touche LLP as our independent certified public accountants for the 2002 fiscal year.


How do I vote?

        Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy, but do not mark your choices, your Proxies will vote for the persons nominated for election as directors and in favor of ratifying the appointment of Deloitte & Touche LLP as independent certified public accountants for the 2002 fiscal year. You can revoke your proxy at any time before it is exercised. To do so, you must give written notice of revocation to the Assistant Secretary, Benihana Inc. 8685 Northwest 53rd Terrace, Miami, Florida 33166, submit another properly signed proxy with a more recent date, or vote in person at the meeting.

What is a quorum?


           A "quorum" is the presence at the meeting, in person or by proxy, of the holders of the majority of the outstanding shares. There must be a quorum for the meeting to be held. Abstentions are counted for purposes of determining the presence or absence of a quorum and have the effect of a negative vote on all matters other than election of directors. Shares held by brokers in street name and for which the beneficial owners have withheld the discretion to vote from brokers are called "broker non-votes." They are counted to determine if a quorum is present, but are not considered a vote cast under Delaware law. Broker non-votes will not affect the outcome of a vote on a particular matter.


What vote is required to approve each item?


           The director nominees will be elected by a plurality of the votes cast at the meeting. All other matters to be considered at the meeting require the affirmative vote of a majority of the votes cast at the meeting to be approved.


Who will count the vote?

           First Union National Bank, our Transfer Agent, will tabulate the votes cast by proxy or in person at the Annual Meeting.

What are the deadlines for shareholder proposals for next year's
Annual Meeting?

           Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year's proxy statement and proxy card must be received by not later than March 15, 2002. In addition, our By-Laws provide that no proposal may be properly raised at next year's Annual Meeting if we do not receive notice of the proposal at least 60 days before next year's meeting or, if later, less than 10 days before the date we publicly announce the date of the meeting or mail out the Proxy Statement for the meeting. All proposals and notifications should be addressed to the Assistant Secretary, Benihana Inc., 8685 Northwest 53rd Terrace, Miami, Florida 33166.


Who pays the expenses of this Proxy Statement?

        We are paying all costs of soliciting proxies for the Annual Meeting, including the costs of preparing, printing and mailing this Notice of Meeting and Proxy Statement. Certain of our officers and regular employees may solicit the return of proxies by telephone, mail or personal interview without additional consideration. brokerage houses will be requested to forward these soliciting materials to beneficial owners and we will reimburse them for their expenses.

May brokers vote without instruction?

           Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the beneficial owners. If specific instructions are not received, brokers may vote those shares in their discretion, depending on the type of proposal involved. We believe that, in accordance with New York Stock Exchange rules applicable to such voting by brokers, brokers will have discretionary authority to vote with respect to any shares as to which no instructions are received from beneficial owners with respect to the election of directors and the ratification of the appointment of Deloitte & Touche LLP as our independent accountants. Shares as to which brokers have not exercised such discretionary authority or received instructions from beneficial owners are considered "broker non-votes."




SECURITY OWNERSHIP OF CERTAINBENEFICIAL OWNERS AND MANAGEMENT


           The following is information relating to the beneficial ownership of our Common Stock and Class A Common Stock by all persons we know who own beneficially more than 5% of our Common Stock or Class A Common Stock outstanding on June 22, 2001 and by all of our executive officers and directors. Except as otherwise noted, the named person owns directly and exercises sole voting power and investment discretion over the shares listed as beneficially owned.

                                  COMMON STOCK


Name (and address if applicable) of           Position with        Amount and Nature of       Percent
Beneficial Owners, Officers and Directors     the Corporation      Beneficial Ownership(1)    of Class
-----------------------------------------     ---------------      -----------------------    --------
Benihana of Tokyo, Inc.                       Stockholder               1,535,668 (2)          46.8%
8685 Northwest 53rd Terrace
Miami, Florida 33166

Trust U/W Vincent Terranova (3)               Stockholder               569,436                17.3%
33 South Park Terrace
Congers, New York 10920

Carl J. Terranova (3)                         Stockholder               354,100                10.8%
159 Chrystie Street
New York, NY 10002

FMR Corp. (3)                                 Stockholder               347,400                10.6%
82 Devonshire Street
Boston, MA 02109

Joel A. Schwartz                              President and             38,333 (4)             1.2%
                                              Chief Executive
                                              Officer/Director

Taka Yoshimoto                                Executive Vice             8,000                  *
                                              President-Restaurant
                                              Operations/Director


John E. Abdo                                  Director                   27,500                 *


Norman Becker                                 Director                   2,500                  *


Michael R. Burris                             Senior Vice President-     26,000                 *
                                              Finance and Treasurer


Kevin Y. Aoki                                 Vice President-            50 (2)                 *
                                              Marketing/Director


Darwin C. Dornbush                            Secretary/Director         17,500 (2)             *

All (9) directors and                                                    1,655,551 (2)         49.4 %
officers as a group


                              CLASS A COMMON STOCK

Name (and address if applicable) of           Position with        Amount and Nature of       Percent
Beneficial Owners, Officers and Directors     the Corporation      Beneficial Ownership(1)    of Class
-----------------------------------------     ---------------      -----------------------    --------

Trust U/W Vincent Terranova (3)               Stockholder                213,900                7.1%
33 South Park Terrace
Congers, New York 10920

FMR Corp. (3)                                 Stockholder                266,800                8.9%
82 Devonshire Street
Boston, MA 02109

Goldman, Sachs & Co. (3)                      Stockholder                845,800                28.2%
on behalf of Goldman Sachs
Asset Management
85 Broad Street
New York, NY 10004

Douglas R. Rudolph                            Stockholder                200,000 (7)            6.3%
212 Bal Bay Drive
Bal Harbor, FL 33154

Joel A. Schwartz                              President and              291,667                8.9%
                                              Chief Executive
                                              Officer/Director

Taka Yoshimoto                                Executive Vice             181,667                5.7%
                                              President-Restaurant
                                              Operations/Director

Kevin Y. Aoki                                 Vice President-            33,833                 1.1%
                                              Marketing/Director

Michael R. Burris                             Senior Vice President-     144,300(8)             4.6%
                                              Finance and Treasurer

Juan C. Garcia                                Vice President-            80,500                 2.6%
                                              Controller

John E. Abdo                                  Director                   254,966(9)             8.4%

Norman Becker                                 Director                   28,833                  *

Darwin C. Dornbush                            Secretary/Director         21,000 (2)              *

Max Pine                                      Director                   1,667                   *

All (9) directors and                                                    1,038,432               27.4%
officers as a group

------------------------------
* less than 1%


Notes

(1) Beneficial ownership in this table includes the following shares of Common Stock which may be purchased by exercise of presently exercisable options: Mr. Schwartz - 7,500 shares; Mr. Abdo - 17,500 shares; Mr. Becker - 2,500 shares; Mr. Burris - 25,000 shares; Mr. Dornbush - 17,500 shares; all officers and directors as a group - 70,000 shares.

(2) The capital stock of Benihana of Tokyo, Inc.(the "Benihana of Tokyo Stock") is held in a voting trust. Kevin Aoki, Vice President-Marketing and a Director of the Corporation, Darwin C. Dornbush, the Secretary and a Director of the Corporation, Grace Aoki, Kevin Aoki's sister, and Kyle Aoki, Kevin Aoki's brother, are the trustees of this voting trust. In addition, beneficial interest in the Benihana of Tokyo Stock is held by a trust of which Kevin Aoki, Kyle Aoki, Grace Aoki and Darwin C. Dornbush are the trustees. By reason of such positions such individuals may be deemed to share beneficial ownership of the Benihana of Tokyo Stock and the shares of our stock owned by Benihana of Tokyo.

(3) Based solely upon reports on Schedule 13G filed by or on behalf of such persons. In the case of the report by Goldman, Sachs & Co., such report was on behalf of Goldman Sachs Asset Management relating to accounts managed or advised by Goldman Sachs Asset Management. In such Schedule 13G, Goldman, Sachs & Co. on behalf of Goldman Sachs Asset Management disclaim beneficial ownership of such shares.

(4) Includes 10 shares owned by Mr. Schwartz's son, as to which shares Mr. Schwartz disclaims beneficial interest.

(5) Shares of our Common Stock are convertible at any time into shares of our Class A Common Stock at the option of the holder. Therefore, each beneficial owner of our Common Stock may be deemed the beneficial owner of the same number of shares of our Class A Common Stock.

(6) Beneficial ownership on this table includes the following shares of Class A Common Stock which may be purchased by exercise of options which are presently exercisable or which will become exercisable within 60 days: Mr. Schwartz - 291,667 shares; Mr. Yoshimoto - 181,667 shares; Mr. Aoki - 33,333 shares; Mr. Burris - 135,000 shares; Mr. Garcia - 80,500 shares; Mr. Abdo - 26,666 shares; Mr. Becker - 28,333 shares; Mr. Dornbush - 20,000 shares; Mr. Pine - 1,667 shares; all officers and directors as a group - 798,832 shares.

(7) Comprised of 200,000 shares receivable through exercise of a warrant.

(8) Includes 1,000 shares owned by Mr. Burris' wife, as to which shares Mr. Burris disclaims beneficial ownership.

(9) Includes 185,800 shares owned by a trust of which Mr. Abdo is the sole trustee and beneficiary.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE



           Rules promulgated by the Securities and Exchange Commission govern the reporting of securities transactions by directors, executive officers and holders of 10% or more of our Common Stock or Class A Common Stock. Based solely upon its review of copies of reports filed with the SEC and received by us, we believe that our directors and executive officers have filed all required reports on a timely basis.



                              ELECTION OF DIRECTORS

        Our Certificate of Incorporation provides that the Board of Directors be divided into three classes with the three-year term of office of one class expiring each year. The current directors have been elected to the classes set forth opposite their names below. The terms of office of Joel A. Schwartz, Kevin
Y. Aoki and Darwin C. Dornbush as Class III Directors will expire at the Meeting. Mr. Max Pine was appointed as a result of a vacancy on the Board and is proposed to be elected as a Class I Director. Messrs. Schwartz, Aoki and Dornbush are proposed to be re-elected as Class III Directors. Messrs. Schwartz, Aoki and Dornbush will each hold office for a three-year term, and Mr, Pine will hold office for a one-year term, as set forth in our Certificate of Incorporation and until their respective successors shall have been duly elected and qualified.

           Our Certificate of Incorporation also provides that when the Board of Directors is divided into at least two classes, as is presently the case, the holders of the Class A Common Stock vote separately as a class to elect 25% (or the next higher whole number) of each class of the Board; provided, however, that the number of directors so elected by the holders of the Class A Common Stock may not exceed 25% (or the next whole higher number) of the entire Board. Holders of the Class A Common Stock do not vote for the election of directors at any meeting of stockholders if the terms of office of directors so elected by such holders do not expire at such meeting. Holders of the Common Stock vote separately as a class for the remainder of each class of the Board. The Board of Directors currently consists of seven members, of which two members (more than 25% of the Board, rounded to the nearest whole director) are Class A Directors. Messrs. Max Pine, a Class I Director, and John E. Abdo, a Class II Director, currently serve as Class A Directors.

           The Board of Directors has selected persons named as proxies in the enclosed form of proxy. It is intended that the shares represented by the proxies, unless authorization is withheld, shall be voted for the election as Directors of the nominees set forth in the following table, who have been designated by the Board of Directors and who are presently Directors of the Corporation. Although it is not contemplated that such nominees will be unable to serve, should such a situation arise prior to the balloting at the Meeting, the persons named in the proxy will vote the shares represented by the proxy for such substitute nominee(s) as they deem advisable.

           The following are the nominees for director:

JOEL A. SCHWARTZ
Director since 1982
Class III Director (Term to expire in 2004)
President and Chief Executive Officer
Age 60


Mr. Schwartz has been President and a Director of the Corporation and its predecessor since 1982 and has served as Chief Executive Officer since May 18, 1998.


KEVIN Y. AOKI
Director since 1998
Class III Director (Term to expire in 2004)
Vice President-Marketing
Age 33


Mr. Aoki has served as Vice President-Marketing and a Director of the Corporation since November 1998. For two years prior thereto, he served as General Manager of Benihana of Tokyo, the originator of the Benihana concept and a principal shareholder of the Corporation (see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT"). From 1993 through 1996, Mr. Aoki served as Unit Manager for the Corporation's Chicago and Dallas restaurants and as Manager of Sales for the Corporation's New York region. Mr. Aoki is the son of Rocky H. Aoki, the founder of Benihana.



DARWIN C. DORNBUSH
Director Since 1995
Class III Director (Term to expire in 2004)
Secretary
Age 71


Mr. Dornbush is currently and has been for more than the past five years a partner in the law firm of Dornbush Mensch Mandelstam & Schaeffer, LLP. He has served as the Secretary of the Corporation and its predecessor since 1983, and has been a Director since 1995. He has served as Secretary and a Director of our principal stockholder, Benihana of Tokyo, since 1980. Mr. Dornbush is also a director of Cantel Medical Corp.



MAX PINE
Director since February. 2001
Class I Director (Term to expire in 2002)
Age 67


In April 2001, after seven years with Patricof & Co. and BNY Capital Markets, Mr. Pine launched Aries Associates, to concentrate exclusively on advising restaurant industry CEOs, and doing due diligence projects for financial investors. Prior to 1994, he was employed by Restaurant Associates Corp., a NYC-based diversified full-service restaurant company, for 25 years, and served as Chief Executive Officer for 1988 to 1994.

           The following are our about the remaining Class I and Class II Directors, each of whom will continue in office, and our other executive officers.

JOHN E. ABDO
Director since 1990
Class II Director (Term expires 2003)
Age 57


John E. Abdo has been principally employed as the Vice Chairman of BankAtlantic since April 1987 and Chairman of the Executive Committee of BankAtlantic since October 1985. He has been a director of the BFC Financial Corporation since 1988 and Vice Chairman of the Board of the BFC Financial Corporation since 1993. He has been a director and Vice Chairman of the Board of BankAtlantic Bancorp, Inc. since 1994, director of BankAtlantic since 1984 and President of Levitt Corporation (f/k/a BankAtlantic Development Corporation), a wholly owned subsidiary of BankAtlantic, since 1985. He is President and Chief Executive Officer of the Abdo Companies, Inc., a real estate development, construction and real estate brokerage firm, for more than five years.



NORMAN BECKER
Director since 1997
Class II Director (Term expires 2003)
Age 63

Mr. Becker is currently, and has been for more than ten years, self-employed in the practice of public accounting. Prior thereto, Mr. Becker was a partner with Touche Ross & Co., the predecessor of Deloitte & Touche LLP for a period in excess of 10 years. In addition, Mr. Becker is an officer and director of Ram Ventures Holding Corp. and New Systems Inc.



TAKA YOSHIMOTO
Director since 1990
Class I Director (Term expires 2002)
Executive Vice President - Operations
Age 55

Mr. Yoshimoto has served as Executive Vice President of the Corporation and its predecessor since 1989 and as the Director of Operations from June 1985 until August 1989.



MICHAEL R. BURRIS
Senior Vice President - Finance and Treasurer
Age 51

Mr. Burris has served as Senior Vice President - Finance and Chief Financial Officer of the Corporation since January 28, 1999. He was appointed Vice President - Finance and Treasurer effective Janaury 1, 1995. Prior to his appointment with the Corporation, Mr. Burris was a partner with Deloitte & Touche LLP.

JUAN C. GARCIA
Vice President-Controller
Age 37


Mr.Garcia was appointed as Vice President-Controller effective January 28, 1999. He served as Controller of the Corporation and its predecessor since July 1994. Previously, Mr. Garcia served as Assistant Controller.


        No director or executive officer of the Corporation has any family relationship to any other director or executive officer.


COMMITTEES; MEETINGS OF THE BOARD OF DIRECTORS


           The Board of Directors has a Compensation Committee, an Audit Committee and a Stock Option Committee. Each such committee consists of directors who are not employed by the Corporation. The Audit Committee's primary responsibilities are to: (i) oversee our financial reporting principles and policies and internal control systems, including review of our quarterly and annual financial statements; (ii) review and monitor the performance and independence of our independent auditors and the performance of the internal auditing department; (iii) provide an open avenue of communication among the department and the Board; and (iv) select (subject to shareholder ratification), evaluate, and where appropriate, replace our independent auditors. The Compensation Committee reviews and approves management compensation and the Stock Option Committee administers our Stock Option Plans. The Audit Committee met on four occasions and the Compensation Committee and Stock Option Committees met from time to time during the fiscal year ended April 1, 2001.

           During the fiscal year ended April 1, 2001, there were four meetings of the Board of Directors. No director attended fewer than 75% of the meetings of the Board and committees of which he was a member.


AUDIT COMMITTEE REPORT


           For the fiscal year ended April 1, 2001, the Audit Committee consisted of Norman Becker (the Chairman), John E. Abdo and Max Pine, all of whom have been determined by the Board of Directors to be independent (as independence is defined under the National Association of Securities Dealers listing standards). The Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement.

           The Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of our independent auditors. Management is responsible for our internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report on those consolidated financial statements. The Committee's responsibility is to monitor and oversee these processes.

           In this context, the Committee has met and held discussions with management and Deloitte & Touche LLP, the independent accounting firm for the Corporation. Management represented that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Committee reviewed and discussed the audited consolidated financial statements with management and Deloitte & Touche LLP. The Committee discussed with Deloitte & Touche LLP matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). Deloitte & Touche LLP also provided the Committee with the written disclosures required by Independence Standard Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with Deloitte & Touche LLP that firm's independence.

           In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, which recommendation has been adopted by the Board of Directors, that the audited financial statements be included or incorporated by reference in the Annual Report on Form 10-K for the fiscal year ended April 1, 2001 for filing with the Securities and Exchange Commission.


                               The Audit Committee
                                  Norman Becker
                                  John E. Abdo
                                  Max Pine


COMPENSATION COMMITTEE INTERLOCKSAND INSIDER PARTICIPATION


           None of the members of the Compensation Committee served as an officer or employee of the Corporation or had any relationship with the Corporation requiring disclosure under the heading "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS," except for Darwin C. Dornbush, who serves as our Secretary.



REPORT ON EXECUTIVE COMPENSATION BY THE
COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE

Compensation Policy.  The Compensation Committee is responsible for
--------------------
setting and administering the policies which govern annual executive salaries, raises and bonuses. The Stock Option Committee is responsible for administering our Employee Stock Option Plans. The Compensation Committee consists of John E. Abdo and Darwin C. Dornbush, and the Stock Option Committee consists of Norman Becker, Darwin C. Dornbush and John E. Abdo, each of whom is a non-employee member of the Board of Directors.

           The policy of the Compensation Committee is to recommend compensation for the Chief Executive Officer and other executive officers, reflecting the contribution of such executives to our growth in sales and earnings, and the implementation of our strategic plans for growth. In addition, in order to assure our ability to attract and retain managerial talent, an attempt is made to keep compensation competitive with compensation offered by other restaurant companies of comparable quality, size and performance.

           Long-term incentive compensation policy consists of the award of stock options under our stock option plans, which serve to identify and reward executive performance with increases in value for stockholders and bonuses under our Administrative Incentive Compensation Plan.

           Performance and Chief Executive Officer Compensation. Executive compensation for the fiscal year ended April 1, 2001 consisted of base salary and bonus. The Compensation Committee met from time to time during such fiscal year. All salary compensation paid to the Chief Executive Officer and to our other executive officers during the fiscal year ended April 1, 2001 was in accordance with the terms of written employment agreements with such officers.

           In addition, each of the executive officers received awards during the fiscal year ended April 1, 2001 under our Administrative Incentive Compensation Plan. Under this Plan, the aggregate amount available for awards to all executive officers is determined by a formula based on the amount by which return on stockholder's equity exceeds preset targets; allocation of this amount among the Chief Executive Officer and the other executive officers is made by the Compensation Committee (in the case of the Chief Executive Officer) and by the Chief Executive Officer (in the cases of the other executive officers) based upon the level of management responsibility of the various executive officers and the relative contributions of each to the long-term success and increase in profitability. Each of these factors was equally considered.

           The Stock Option Committee awarded stock options under the 2000 Plan to each of our executive officers during the fiscal year ended April 1, 2001, as described in the table above entitled "Options Granted in Fiscal 2001." The Stock Option Committee determined to continue our longstanding policy of using the award of stock options (which provide value to the executive over time as growth in the market price in our stock reflects the successful achievement of our business objectives) to identify the success of the corporation's executives with the growth in equity value to our stockholders. The size of the awards made were determined based upon the level of management responsibility of various executive officers, their respective contribution to the achievement of our performance objectives and the Committee's view of an appropriate equity position to be maintained by the executive officers in light of our market capitalization. Each of these factors was equally considered.

Compensation Committee
John E. Abdo
Darwin C. Dornbush

Stock Option Committee
John E. Abdo
Norman Becker
Darwin C. Dornbush

Directors' Compensation


           Non-employee directors receive directors' fees of $12,000 a year plus $1,000 for each meeting attended and $750 for each committee meeting attended. All directors are reimbursed for expenses incurred on behalf of the Corporation.

           In addition, each director who is not an employee participates in the Directors' Stock Option Plan. Under this plan options to purchase 2,500 shares of Common Stock were granted in each year from 1994 thru 1997, and options to purchase 10,000 shares of Class A Common Stock were granted in 1998, 1999, and 2000. Options to purchase an additional 10,000 shares of Class A Common Stock will be automatically granted annually to each such non-employee director on the date of our Annual Meeting of Stockholders. Each option granted under the Director's Plan from 1994 through 1997 has an exercise price equal to the fair market value of the Common Stock on the date of grant; each option granted in 1998 and thereafter has an exercise price equal to the fair market value of the Class A Common Stock on the date of grant. Each option is for a term of 10 years and becomes exercisable as to one-third of the number of shares covered thereby on the date of grant, one-third on each of the first two anniversaries of the date of grant. The Directors' Plan authorizes the grant of options to purchase an aggregate of 35,000 shares of Common Stock and 200,000 shares of Class A Common Stock. As of April 1, 2001, options to purchase an aggregate of 35,000 shares of Common Stock and 120,000 shares of Class A Common Stock, respectively, have been granted under the Directors' Plan.

                             EXECUTIVE COMPENSATION


           The following table sets forth, for the fiscal years ended April 1, 2001, March 26, 2000, and March 28, 1999, compensation paid to the Chief Executive Officer and to the other executive officers who received more than $100,000 in salary and bonus during fiscal year 2001, including salary, bonuses, stock options and certain other compensation:


                                        SUMMARY COMPENSATION TABLE
                                Annual Compensation    Long-Term Compensation(1)
                                -----------------------------------------------
Name and Principal Position     Year      Salary       Payouts(1)       Options
---------------------------     ----      ------       ----------       -------

Joel A. Schwartz, President    2001       279,519      112,667          50,000
and Chief Executive            2000       274,615      107,333          85,000
Officer (2)                    1999       279,519       99,667          95,000

Taka Yoshimoto, Executive      2001       153,461       58,667          40,000
Vice President (3)             2000       153,461       72,000          55,000
                               1999       150,709       61,333          50,000

Michael R. Burris, Senior      2001       148,077       55,667          35,000
Vice President-Finance         2000       140,144       54,000          35,000
and Treasurer (4)              1999       137,500       51,333          40,000

Kevin Y. Aoki, Vice            2001       119,731       29,667          25,000
President-Marketing (5)        2000        93,077        3,433
                               1999        62,716          831

Juan C. Garcia, Vice           2001       100,480       32,000          30,000
President-Controller (6)       2000        84,692       26,667          30,000
                               1999        79,750       19,000          10,000

-------------


(1) We have a long term Administrative Incentive Compensation Plan and Employee Stock Option Plans described in this Proxy Statement. We do not award stock appreciation rights or restricted stock awards.

(2) Joel A. Schwartz, President and Chief Executive Officer, is employed on a full-time basis at an annual salary of $300,000, pursuant to the terms of an employment agreement entered into effective April 1, 2001. The agreement expires March 31, 2006. The agreement provides for annual salary increases based on cost-of-living adjustments and bonuses and additional salary increases as may be determined by the Board from time to time. The agreement provides that Mr. Schwartz may resign following a change of control and receive a severance payments which could be equal to his salary over the unexpired term of the agreement and five additional years. The agreement also provides for additional severance payments which could equal five year's salary if Mr. Schwartz' employment terminates for failure to renew his agreement. Mr. Schwartz is prohibited from competing with the Corporation for a period of one year after any termination of his employment.

(3) Pursuant to the terms of an Employment Agreement entered into as of April 1, 2001. Mr. Yoshimoto, Executive Vice President-Restaurant Operations, is employed at an annual salary of $165,000. The agreement expires March 31, 2006. The agreement provides for annual salary increases based on cost of living adjustments, and bonuses and additional salary increases as may be determined by the Board from time to time, and that Mr. Yoshimoto may resign following a change of control and receive a severance payment equal to his salary over the unexpired term of the agreement. Mr. Yoshimoto is prohibited from competing with the Corporation for a period of one year after certain termination of employment.

(4) Pursuant to the terms of an Employment Agreement entered into as of January 1, 1995 and most recently amended as of April 1, 2001. Mr. Burris, Senior Vice President of Finance and Treasurer, is employed at an annual salary of $147,500. The amended agreement expires October 31, 2002. Mr. Burris is prohibited from competing with the Corporation for a period of one year after certain termination of employment.

(5) Pursuant to the terms of an Employment Agreement entered into as of October 19, 1998 and most recently amended as of April 1, 2001. Mr. Aoki, Vice President of Marketing, is employed at an annual salary of $122,500. The amended agreement expires March 31, 2004. Mr. Aoki is prohibited from competing with the Corporation for a period of one year after certain termination of employment.

(6) Pursuant to the terms of an Employment Agreement entered into as of September 1, 1998 and amended as of April 1, 2001. Mr. Garcia, Vice President
and Controller, is employed at an annual salary of $105,000.   The amended
agreement expires September 1, 2003. Mr. Garcia is prohibited from competing with the Corporation for a period of one year after certain termination of employment.


                                  STOCK OPTIONS


           We maintain employee stock option plans adopted in 1994, 1996, 1997 and 2000 and a directors stock option plan. The employees plans make available for stock option grants a total of 500,000 shares of Common Stock and 2,550,000 shares of Class A Common Stock. Of these amounts, we have granted options to purchase 10,000 shares of Common Stock and 1,436,007 shares of Class A Common Stock; options to purchase 490,000 shares of Common Stock and 1,113,993 shares of Class A Common Stock are available for future grants. In addition, as of April 1, 2001, options to purchase 28,000 shares of Common Stock were outstanding under employee stock option plans which have expired.

        The purpose of the employees plans and the directors' plan is to enable us to attract, retain and motivate key employees and directors by providing them an equity participation. The employees plans provide for incentive stock options (ISO's) under Section 422A of the Internal Revenue Code of 1986, as amended, and for options which are not ISO's. Options granted under the employees plans may not have terms exceeding ten years, and in the case of the options which are ISO's, may not provide for an option exercise price of less than 100% of the fair market value of our Common Stock on the day of the grant (110% of such fair market value in the case of optionees holding 10% or more of the combined voting rights of our securities).

OPTIONS GRANTED IN FISCAL 2001


           The following information is furnished for the fiscal year ended April 1, 2001 with respect to the individuals set forth in the Summary Compensation Table who were granted stock options during the fiscal year ended 2001 that received more than $100,000 in salary and bonuses during the fiscal year ended 2001. Options to purchase 226,500 shares of Class A Common Stock were granted on May 12, 2000 under the 2000 Plan.

                                   % of Total
                                    Options                                Potential Realized Value at
                       Number      Granted to                              Assumed Annual Rates of
                       Of         Employees in   Option     Expiration     Stock Appreciation for
                       Options     Fiscal Year   Price          Date            Option Term
                       -------    ------------   ------     ----------     ---------------------------
                                                                               5%          10%
                                                                               --          ---
Joel A. Schwartz       50,000       22.1%        $13.50     May 12, 2010    $357,684     $906,441
Taka Yoshimoto         40,000       17.7%        $13.50     May 12, 2010    $286,147     $725,153
Michael R. Burris      35,000       15.5%        $13.50     May 12, 2010    $250,379     $634,509
Kevin Y. Aoki          25,000       11.0%        $13.50     May 12, 2010    $178,842     $453,221
Juan C. Garcia         30,000       13.2%        $13.50     May 12, 2010    $214,610     $543,865


AGGREGATE OPTION EXERCISE IN FISCAL 2001AND FISCAL YEAR END OPTION VALUES


           The following information is furnished for the fiscal year ended April 1, 2001 for stock option exercises during such fiscal year and the value realized upon exercise by the individuals set forth in the Summary Compensation Table during the fiscal year ended April 1, 2001 and the value of outstanding options held by such executive officers as of April 1, 2001.


                                                    Number of Unexercised          Value of Unexercised in the
                                                     Options at 04/01/01            Money Options at 04/01/01
                       Shares                       ---------------------          ---------------------------
                     Acquired on          Value                     Non-                            Non-
Name                   Exercise           Realized  Exercisable   Exercisable      Exercisable   Exercisable
----                 ---------------      --------  -----------   ------------     -----------   -----------
Common Stock:               #                $           #              #               $             $

Joel A. Schwartz           -0-              -0-        7,500           -0-            65,625         -0-
Taka Yoshimoto             -0-              -0-         -0-            -0-               -0-         -0-
Michael R. Burris          -0-              -0-       25,000           -0-            96,250         -0-
Juan C. Garcia           2,500             32,500       -0-            -0-               -0-         -0-

Class A Common Stock:

Joel A. Schwartz           -0-              -0-      243,333        61,667        396,354           2,083
Taka Yoshimoto             -0-              -0-      145,000        45,000        245,729           1,458
Michael R. Burris          -0-              -0-      105,000        35,000        170,208           1,042
Kevin Y. Aoki              -0-              -0-       15,000        20,000            833             417
Juan C. Garcia             -0-              -0-       55,500        30,000         63,073             833


                           DEFERRED COMPENSATION PLANS


        We have a deferred compensation plan under which certain key employees may elect to defer up to 20% of their salary and up to 100% of their bonus until retirement or termination of employment. Employees may select from various investment options for their account. Investment earnings are credited to their accounts.



                                 INCENTIVE PLANS


           Restaurant Incentive Plan. We maintain an incentive bonus program under which certain of its administrative and restaurant employees, based on their performance, may be eligible for cash awards.

           Under the restaurant incentive program, the awards are divided among restaurant management personnel and chefs who have been determined to have contributed significantly to our operating goals. In addition, incentive bonuses of small numbers of shares of Class A Common Stock are also given to selected restaurant employees.

           Administrative Incentive Compensation Plan. Under the Administrative Incentive Compensation Plan, awards are allocated to headquarters employees, including executive officers, if we exceed annual targeted returns on equity as determined by the Compensation Committee. The purpose of the plan is to align the interests of management and our stockholders by providing incentives, which are directly related to identified operating objectives, to our officers and administrative employees upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business. Awards are made by the Compensation Committee of the Board of Directors and the senior management out of a bonus pool which is a predetermined percentage of the amount by which our Net Income After Taxes exceeds the amount required for the annual targeted return on equity for such year. For awards in excess of $1,000, one-third of the amount awarded is paid immediately to the employee and the remaining two-thirds is payable ratably over the succeeding two years. Amounts allocated under the plan may be taken in cash or deferred in a non-qualified deferred compensation plan. Participants also have the option of electing to take awards in our Class A Common Stock valued at a price equal to 85% of its average closing price for the period immediately preceding the making of the award. The amount of award for any individual is capped at 50% of the employee's eligible salary, which is defined as the amount of ordinary salary less 40% of the FICA salary base.

           For the purposes of this Plan, the return on equity is computed by dividing after tax income (computed before allocations to the Incentive Compensation Plan) by the amount of stockholders' equity as of the beginning of the year. The target rate of return on equity, which is approved annually by the Compensation Committee was 15.5% for the fiscal year ended April 1, 2001, which rate represented a Net Income After Tax of $6,750,000. During fiscal year 2001, amounts were paid with respect to performance awards granted in 1999 and 2000. For the fiscal year ended April 1, 2001, $564,000 was accrued under the plan for payment of bonuses to employees, including executive officers.

                                PERFORMANCE GRAPH



           Comparison of five-year cumulative return among Benihana Inc., a peer group and the NASDAQ stock market-US index.


                                                  FISCAL YEAR ENDING
COMPANY                         1996       1997     1998      1999       2000     2001
                                ----       ----     ----      ----       ----     ----
Benihana Inc.                  100.00      68.82   107.53     111.83    124.73    103.23
SIC Code Index                 100.00      94.65   117.13     152.39    120.04    106.93
NASDAQ Market Index-U.S.       100.00     111.15   168.47     227.62    423.37    169.46


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


           Benihana of Tokyo owns shares representing approximately 46.8 % of the votes represented by our Common Stock, which class elects 75% of the directors and, therefore, Benihana of Tokyo is able as a practical matter to control the Corporation through the election of a majority of its directors.

        A voting trust of which Kevin Aoki, Vice President-Marketing and a Director of the Corporation, Darwin C. Dornbush, the Secretary and a Director of the Corporation, Grace Aoki, Kevin Aoki's sister, and Kyle Aoki, Kevin Aoki's brother, are the trustees, is the owner of the Benihana of Tokyo Stock. The beneficial interests in the Benihana of Tokyo stock is held by a trust of which Kevin Aoki, Darwin C. Dornbush, Grace Aoki, and Kyle Aoki, are the trustees

           Benihana of Tokyo owns a Benihana restaurant in Honolulu, Hawaii (the "Honolulu Restaurant") and all rights to the Benihana name and trade names, service marks and proprietary systems outside the territory served by the Corporation which consists of the United States (except for rights related to the State of Hawaii) and Central and South America and the islands of the Caribbean Sea.. We also granted to Benihana of Tokyo a perpetual license to operate the Honolulu Restaurant and an exclusive license to own and operate Benihana restaurants in Hawaii. This license is royalty free with respect to any Hawaiian restaurant beneficially owned by Rocky H. Aoki. We have a right of first refusal to purchase any Hawaiian restaurant or any joint venture or sublicensing thereof proposed to be made by Benihana of Tokyo with an unaffiliated third party; and, in the event any Hawaiian restaurant is sold, sublicensed or transferred to a third party not affiliated with Rocky H. Aoki, we will be entitled to receive royalties from such restaurant equal to 6% of gross revenues.

Mr. Rocky H. Aoki, the founder of Benihana and the father of Kevin Aoki, resigned as Chairman and Chief Executive Officer in 1998. Under the terms of a Consulting Agreement, Mr. Aoki continues to provide consulting services to the Company. He is paid $600,000 a year for these services. This agreement will expire in 2006.



                       RATIFICATION OF THE APPOINTMENT OF
                DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS


           The firm of Deloitte & Touche LLP, or its predecessor Touche Ross & Co., has audited the financial statements of the Corporation and its predecessor since its formation in 1982 and the Board of Directors desires to continue the services of that firm for the current fiscal year ending March 31, 2002. The aggregate fees billed for professional services by Deloitte & Touche LLP in the fiscal year ended April 1, 2001 were as follows:

           Audit Fees. The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of our consolidated financial statements for the fiscal year ended April 1, 2001 and the reviews of its interim financial statements included in our Forms 10-Q were approximately $85,000, including all statutory audits.

           Financial Information Systems Design and Implementation Fee. Fees billed by Deloitte & Touche LLP for services rendered in connection with our financial information systems design and implementation during the fiscal year ended April 1, 2001 were approximately $24,000.

           All Other Fees. The aggregate amount of all fees billed for services rendered to us by Deloitte & Touche LLP for the fiscal year ended April 1, 2001 (other than the audit and financial information systems design and implementation fees described above) were approximately $54,000, primarily for, tax and other non-audit related services. The Audit Committee has determined that the provision of all non-audit services performed for the Company by Deloitte & Touche LLP is compatible with maintaining that firm's independence.

           The affirmative vote of a majority of the votes cast on the proposal at the Meeting is required to ratify such appointment. This vote is not required by our Certificate of Incorporation or By-Laws. However, the Board of Directors will appoint other independent public accountants if the appointment of Deloitte & Touche LLP is not approved by a majority of the votes of the shares represented and voting thereon at the Meeting. A representative of Deloitte & Touche LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she wishes and will be available to respond to appropriate questions.



            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
              IN FAVOR OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP

                                  ANNUAL REPORT



           Our 2001 Annual Report is enclosed with this Proxy Statement


                                    FORM 10-K

           WE WILL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER, UPON WRITTEN REQUEST DIRECTED TO JUAN C. GARCIA, ASSISTANT SECRETARY, AT 8685 NORTHWEST 53RD TERRACE, MIAMI, FLORIDA 33166, A COPY OF OUR ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO) FOR THE FISCAL YEAR ENDED APRIL 1, 2001.


Date:         July 13, 2001
       -----------------------------

Order of the Board of Directors

/s/ Darwin C. Dornbush
------------------------------------
By: Darwin C. Dornbush, Secretary

                                                                     APPENDIX A

                                  BENIHANA INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


I.  PURPOSE

The primary functions of the Audit Committee is to represent the Board of Directors in fulfilling its oversight responsibilities by:

                1. Reviewing the financial reports and other financial and related information released by the Corporation to the public, or in certain circumstances governmental bodies;

                2. Reviewing the Corporation's system of internal controls regarding finance, accounting, business conduct and ethics and legal compliance that management and the Board have established;

                3. Reviewing the Corporation's accounting and financial reporting processes;

                4. Reviewing and appraising with management the performance of the Corporation's independent auditors;

                5. Providing an open avenue of communication between the independent auditors and the Board of Directors.

II.  COMPOSITION

The Audit Committee shall be comprised of three directors, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have financial management expertise.

The members of the Committee shall be elected or reappointed by the Board annually for a one-year term. A Chairperson shall be appointed by the Board.

III.  MEETINGS

The Committee will meet at least two times annually and be available to meet more frequently as circumstances dictate. Scheduled meetings of he Audit Committee are (a) to review and approve the scope of the annual audit to be performed by the Corporation's independent auditors and (b) to review and discuss the results of the audit and the Company's 10-K report, prior to its filing. In addition, the Committee Chairperson should meet with the independent auditors and senior management periodically to review the Corporation's financial statements, 10-Q reports and other relevant interim reports before release and/or filing. Incidental to any of these regularly scheduled meetings, the Committee should meet, if necessary, with management and the independent auditors in separate executive sessions to discussion any matters that the Committee and each of these groups believe should be discussed privately.

IV.  COMPENSATION

The members of the Audit Committee shall be compensated for participation at Committee meetings as provided by the Board, and shall be reimbursed for expenses incurred in connection with their service on the Committee.

V.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

                1. Review and update this Charter periodically, as conditions dictate.

                2. Review and approve the Corporation's Business Conduct policies.

                3. Review the Corporation's annual financial statements and other reports and financial and related information released to the public, or in certain circumstances governmental bodies, including any certification, report, opinion or review rendered by the independent auditors.

                4. Review with financial management and the independent auditors each quarterly earnings release and 10-Q prior to its filing. The Chairperson of the Committee may represent the entire Committee for purposes of this review.

                5. Review with independent auditors the recommendations included in their management letter, if any, and their informal observations regarding the adequacy of overall financial and accounting procedures of the Corporation. On the basis of this review, make recommendations to senior management for any changes that seem appropriate.

                6. Prepare the minutes of each meeting, distribute to all members of the Board of Directors and provide periodic summary reports to the Board of Directors. The permanent file of the minutes will be maintained by the Secretary of the Corporation.

Independent Auditors

                7. Review with management and recommend to the Board of Directors the selection of the independent auditors. On an annual basis, the Committee will review and discuss with the auditors all significant relationships, including non-audit services proposed or performed, the auditors have with the Corporation to determine the auditors' independence.

                8. Review the fees, expenses and performance of the independent auditors.

                9. Annually consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Process

                10. In consultation with the independent auditors, review the integrity of the Corporation's financial reporting process, both internal and external.

                11. Review and consider the independent auditors' judgments about the appropriateness of the Corporation's accounting principles as applied in its financial reporting.

                12. Review and consider major changes to the Corporation's accounting principles and practices as proposed by management of the independent auditors.

Process Improvement

                13. Establish regular reporting to the Audit Committee by management and the independent auditors regarding any principal/critical risks, emerging or developing issues and significant judgments made or to be made in management's preparation of the financial statements.

                14. Following completion of the annual audit, review separately with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

                15. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

                16. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

                17. Review the Corporation's operations and determine whether management has established and maintains effective programs and processes to ensure compliance with its Business Conduct policies.

                18. Review management's programs and processes for risk management and protection of the Corporation's assets and business.

                19. Review management's monitoring of the Corporation's compliance with the above programs to ensure that management has the propose review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

                20. Review, with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

                21. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

                22. Perform any other activities consistent with this Charter, the Corporation's By-Laws and government law, as the Committee or the Board deems necessary or appropriate.

                                 BENIHANA INC.

                              Class A Common Stock

        Proxy - For the Annual Meeting of Stockholders - August 16, 2001.

This Proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of BENIHANA INC., revoking any previous proxy for such stock, hereby appoints Joel A. Schwartz and Darwin C. Dornbush, or any one of them, the attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of Class A Common Stock of BENIHANA INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on August 16, 2001 at 10:00 a.m. at Doral Hotel & Country Club, 4400 N.W. 87th Avenue, Miami, Florida 33178, and any adjournment thereof on all matters coming before said meeting.

In the event no contrary instructions are indicated by the undersigned stockholder, the proxies designated hereby are authorized to vote the shares as to which the proxy is in accordance with the recommendation of the Board of Directors set forth on this card.

The Board of Directors Recommends a Vote FOR the election of he nominee of the Board of Directors, and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent accountants.

For each proposal, mark one box |_| in blue or black ink.

Election of Directors

                               FOR THE NOMINEE               WITHHOLD AUTHORITY

MAX PINE
CLASS 1 DIRECTOR                    |_|                              |_|

Ratification of Deloitte & Touche LLP as Independent Accountants.

FOR                           AGAINST                  ABSTAIN

|-|                             |-|                      |-|

Please sign here exactly as your name(s) appear(s) on this Proxy.


-----------------------------------------
(Signature)


-----------------------------------------
(Signature)
               Dated:
                    ---------------------

If signing for an estate, trust or corporation, title or capacity should be stated. If shares are held jointly, each holder should sign. If a partnership, sign in partnership name by authorized person.

                                  BENIHANA INC.

                                  Common Stock

        Proxy - For the Annual Meeting of Stockholders - August 16, 2001.

This Proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of BENIHANA INC., revoking any previous proxy for such stock, hereby appoints Joel A. Schwartz and Darwin C. Dornbush, or any one of them, the attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of Common Stock of BENIHANA INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on August 16, 2001 at 10:00 a.m. at Doral Hotel & Country Club, 4400 N.W. 87th Avenue, Miami, Florida 33178, and any adjournments thereof on all matters coming before said meeting.

In the event no contrary instructions are indicated by the undersigned stockholder, the proxies designated hereby are authorized to vote the shares as to which the proxy is in accordance with the recommendation of the Board of Directors set forth on this card.

The Board of Directors Recommends a Vote FOR the election of the nominee of the Board of Directors, and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent accountants.

For each proposal, mark one box |_| in blue or black ink.

Election of Directors.

                                    FOR THE NOMINEE          WITHHOLD AUTHORITY

Joel A. Schwartz
Class III Director                        |_|                       |_|

Kevin Y. Aoki
Class III Director                        |_|                       |_|

Darwin C. Dornbush
Class III Director                        |_|                       |_|

Ratification of Deloitte & Touche LLP as Independent Accountants.

   FOR                  AGAINST                  ABSTAIN

   |-|                    |-|                      |-|

Please sign here exactly as your name(s) appear(s) on this Proxy.



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(Signature)


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(Signature)

                Dated:
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If signing for an estate, trust or corporation, title or capacity should be stated. If shares are held jointly, each holder should sign. If a partnership, sign in partnership name by authorized person.